UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2004

                              SANDSTON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Michigan                       0-21142            38-2483796
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission        (IRS Employer
    of incorporation)                File Number)     Identification No.)

       40950 Woodward Avenue, Suite 304, Bloomfield Hills, Michigan 48304
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 723-3007


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

         On July 16, 2004, the Registrant engaged Plante & Moran, PLLC ("Plante") as its independent accountants for the fiscal year ending December 31, 2004.

         During the Registrant's two most recent fiscal years and the subsequent interim period through July 21, 2004, the Registrant did not consult with Plante regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereby duly authorized.

July 21, 2004                           SANDSTON CORPORATION

                                        /s/ Daniel J. Dorman
                                        ----------------------------
                                        By: Daniel J. Dorman,
                                        Chairman